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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           THE J. M. SMUCKER COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            THE J.M. SMUCKER COMPANY
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                   NOTICE OF
                              1998 ANNUAL MEETING
                              OF SHAREHOLDERS AND
                                PROXY STATEMENT

                                   SMUCKER'S
                                      LOGO

                           THE J. M. SMUCKER COMPANY

                                STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

Dear Shareholder:

     You are cordially invited to attend your Company's Annual Meeting of Shareholders at 11:00 a.m., Eastern Daylight Time, Tuesday, August 18, 1998, in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio. A map showing the location of Fisher Auditorium is on the back cover. A notice of the Annual Meeting and the proxy statement follow.

     If you are a record holder of Class A Common Shares, you also will find enclosed a proxy card and an envelope in which to return it. Whether or not you plan to attend the meeting, please sign, date, and return the proxy card at your earliest convenience. For more information concerning voting by proxy, please see the section of the proxy statement entitled "Voting by Proxy and Confirmation of Beneficial Ownership."

     PLEASE NOTE THAT ADMISSION TO THE MEETING WILL BE BY ADMISSION CARD ONLY. If you plan to attend the meeting, you may obtain an admission card as follows:

     1. If you are a record holder of Class A Common Shares, please mark the appropriate box on the enclosed proxy card so that we can mail an admission card to you in advance of the meeting.

     2. If you are a record holder who owns ONLY Class B Common Shares, you will not receive a proxy card. Please write to the Corporate Secretary at Strawberry Lane, Orrville, Ohio 44667-0280, to request an admission card.

     3. If you are not a record holder but instead hold Class A and/or Class B Common Shares in the name of your broker, bank, or other nominee, please write to the Corporate Secretary to request an admission card and furnish proof of shareholder status, such as a bank or brokerage firm account statement.

Sincerely,


/s/ Tim Smucker                                          /s/ Richard K. Smucker
Chairman                                                 President

                           THE J. M. SMUCKER COMPANY

                                STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The 1998 Annual Meeting of Shareholders of The J. M. Smucker Company will be held in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio, on Tuesday, August 18, 1998, at 11:00 a.m., Eastern Daylight Time, for the purposes of receiving reports presented to the meeting and taking the following additional actions:

          (1) election of directors to the class whose term of office will expire in 2001;

          (2) approval of the 1998 Equity and Performance Incentive Plan;

          (3) ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 1999 fiscal year; and

          (4) consideration of any other matter that may properly come before the meeting.

     All shareholders WITH ADMISSION CARDS are cordially invited to attend the meeting, although only those holders of Class A Common Shares of record at the close of business on July 6, 1998, will be entitled to vote at the meeting.

STEVEN J. ELLCESSOR
Vice President-Administration,
Secretary, and General Counsel

Orrville, Ohio, July 13, 1998

                           THE J. M. SMUCKER COMPANY

                                STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                          (FIRST MAILED JULY 13, 1998)

     The Board of Directors has fixed the close of business on July 6, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders to be held on Tuesday, August 18, 1998. The Company has outstanding and entitled to vote at the meeting 14,393,402 Class A Common Shares. The Company's Amended Articles of Incorporation, subject to certain exceptions, provide that each Class A Common Share entitles the holder thereof to ten votes on each matter to be considered at the meeting, except that no holder shall be entitled to exercise more than one vote on any such matter in connection with any Class A Common Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the record date. Class B Common Shares do not entitle the holders thereof to any vote except in certain circumstances set forth in the Ohio General Corporation Law, none of which are applicable to the Annual Meeting. For a more detailed explanation of the voting rights of Common Shares, see "Voting Rights of Common Shares."

     At the Annual Meeting, the results of shareholder voting will be tabulated by the inspector of elections appointed for that purpose. The Company intends to treat properly executed proxies that are marked "abstain" or that are "broker non-votes" (i.e., are held in "street name" by banks, brokers, or other nominees and are voted with regard to at least one but less than all matters presented to the shareholders) as "present" for purposes of determining the existence of a quorum. In the election of directors, the candidates receiving the greatest number of votes will be elected. Votes withheld in respect of any candidate, therefore, will have no impact on the election. With regard to the proposal to approve the 1998 Equity and Performance Incentive Plan and the ratification of the appointment of the Company's auditors, only affirmative and negative votes will be counted, and abstentions and broker non-votes will have no effect on the outcome of the vote.

     Based on the information with respect to beneficial ownership possessed by the Company at the date of this proxy statement, the holders of between 4,770,364 and 14,149,645 Class A Common Shares will be entitled to exercise ten votes per share at the meeting, and the holders of the remainder of the outstanding Class A Common Shares will be entitled to exercise one vote per share. The actual voting power of each holder of Class A Common Shares will be based on information possessed by the Company at the time of the meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership."

     Under the Ohio General Corporation Law, all of the Class A Common Shares may be voted cumulatively in the election of directors if an appropriate notice in writing is given by any shareholder to the president or a vice president or the secretary of the Company not less than 48 hours before the time fixed for holding the meeting. The notice must state that the shareholder desires that the voting at such election shall be cumulative. Also, an announcement of the giving of such notice must be made upon the convening of the meeting by the chairman or the secretary or by or on behalf of the shareholder giving such notice. Under cumulative voting, the number of votes to which each shareholder otherwise is entitled is multiplied by the number of directors to be elected, and the shareholder then may cast that aggregate number of votes all for one candidate or may spread them out among the candidates as the shareholder deems appropriate. If there is to be cumulative voting at the meeting, it is presently intended that all proxies solicited by this proxy statement will be so voted. In that event, unless contrary instructions are received on the enclosed proxy, all votes represented by properly executed proxies will be divided evenly among the nominees named herein, except that if it appears that voting in such manner would not be effective to elect all of those nominees, then the votes represented by such proxies will be cast at the discretion of the Board of Directors so as to maximize the number of such nominees elected.

     This proxy statement is being furnished to the shareholders by the Company in connection with the solicitation by the Board of Directors of the enclosed form of proxy. In addition to solicitation by mail, solicitations may be made personally by officers and other regular employees of the Company, who will not be compensated specially for such services. Also, a professional proxy solicitation firm, Corporate Investor Communications, Inc., has been engaged to aid in the solicitation of proxies, for which services it will be paid a fee of $7,000, plus expenses. The cost of soliciting the proxies will be borne by the Company.

                             ELECTION OF DIRECTORS

     Unless instructed otherwise, the proxy holders intend to vote for the election of Kathryn W. Dindo, Russell G. Mawby, Richard K. Smucker, and William
H. Steinbrink, as directors, each for a term of three years. These individuals comprise the class of directors whose terms of office expire this year.

     In the event of the death or inability to act of any of the candidates for directors, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend. The management has no reason to believe that the persons listed as candidates for directors will be unable to serve.

     The members of the Board of Directors, including those who are nominees for election, with information as to each of them based on data furnished to the Company by these persons as of June 30, 1998, are as follows:

[PHOTO]          KATHRYN W. DINDO   Ms. Dindo, 49, has been a director since
                     February 1996. She has been Vice President and Controller of
                     Caliber System, Inc., a subsidiary of FDX Corporation, since
                     January 1996. She joined Caliber System, Inc. in August
                     1994 as Assistant Controller. Prior to that time, she was a partner in the accounting firm of Ernst & Young LLP. Ms.
                     Dindo is a member of the Audit Committee. Her proposed term would expire in 2001.

[PHOTO]          ELIZABETH VALK LONG   Ms. Long, 48, has been a director
                     since May 1997. She has been Executive Vice President of
                     Time Inc. since May 1995. Prior to that time, she was
                     President of TIME magazine from September 1993 to May
                     1995 and was Publisher of TIME from July 1991 to September
                     1993. She is also a director of Hanover Direct Inc.
                     Ms. Long is a member of the Audit Committee. Her term will expire in 2000.

[PHOTO]          RUSSELL G. MAWBY   Dr. Mawby, 70, has been a director since
                     1983. He was Chairman and Chief Executive Officer of the
                     W. K. Kellogg Foundation, Battle Creek, Michigan, until his retirement in 1995 and is now Chairman Emeritus. Dr. Mawby is Chairman of the Nominating Committee and a member of the
                     Executive Compensation Committee. His proposed term would
                     expire in 2001.

[PHOTO]          CHARLES S. MECHEM, JR.   Mr. Mechem, 67, has been a director
                     since 1982. He has been Chairman of Cincinnati Bell Inc.
                     since April 1996 and a consultant with Arnold Palmer
                     Enterprises since March 1996. He retired in December 1995
                     as the Commissioner of the Ladies Professional Golf
                     Association and is now Commissioner Emeritus of that
                     organization. He also is a director of Arnold Palmer
                     Golf Company, Cincinnati Bell Inc.,  Mead Corporation, Ohio
                     National Life Insurance Company, and Star Banc Corporation.
                     Mr. Mechem is Chairman of the Executive Compensation
                     Committee and a member of the Nominating Committee. His
                     term will expire in 2000.

[PHOTO]          ROBERT R. MORRISON   Mr. Morrison, 63, has been a director
                     since 1970. He is the Vice President -- Operations of the
                     Company. His term will expire in 1999.

[PHOTO]          PAUL H. SMUCKER   Mr. Smucker, 81, has been a director since
                     1943. He is Chairman of the Company's Executive Committee.
                     Mr. Smucker is the father of Timothy P. Smucker and
                     Richard K. Smucker. His term will expire in 1999.

[PHOTO]          RICHARD K. SMUCKER   Mr. Smucker, 50, has been a director
                     since 1975. He is the President of the Company. Mr. Smucker also is a director of Wm. Wrigley Jr. Company, The
                     Sherwin-Williams Company, and International Multifoods
                     Corporation. Mr. Smucker is the son of Paul H. Smucker and
                     the brother of Timothy P. Smucker. His proposed term
                     would expire in 2001.

[PHOTO]          TIMOTHY P. SMUCKER   Mr. Smucker, 54, has been a director
                     since 1973. He is the Chairman of the Company. Mr. Smucker also is a director of Huntington BancShares Incorporated and
                     Dreyer's Grand Ice Cream Inc. He is a member of the Nominating
                     Committee. Mr. Smucker is the son of Paul H. Smucker and the
                     brother of Richard K. Smucker. His term will expire in 2000.

[PHOTO]          WILLIAM H. STEINBRINK   Mr. Steinbrink, 55, has been a
                     director since 1994. He has been the President and Chief
                     Executive Officer of CSM Industries, Inc. since November
                     1996. Prior to that time, he was President and Chief
                     Executive Officer of Laurel Industries, Inc. He was a
                     partner in the law firm of Jones, Day, Reavis & Pogue
                     until August 1994. Mr. Steinbrink is a member of the
                     Executive Compensation Committee. His proposed term would
                     expire in 2001.

[PHOTO]          BENJAMIN B. TREGOE, JR.   Dr. Tregoe, 70, has been a
                     director since 1982. He was Chairman of Kepner-Tregoe Inc., a Princeton, New Jersey, management and organization
                     development consulting company  until his retirement in March
                     1996 and is now Chairman Emeritus. Dr. Tregoe is Chairman of
                     the Audit Committee. His term will expire in 2000.

[PHOTO]          WILLIAM WRIGLEY, JR.   Mr. Wrigley, 34, has been a director
                     since 1992. He is Vice President of Wm. Wrigley Jr. Company,
                     Chairman and Chief Executive Officer of L. A. Dreyfuss
                     Company (a Wm. Wrigley Jr. Company affiliate), and
                     Chairman of Wrigley Canada Inc. Mr. Wrigley also is a director of Wm. Wrigley Jr. Company. He is a member of the Audit
                     Committee, and his term will expire in 1999.

                 ADDITIONAL INFORMATION CONCERNING THE BOARD OF
                            DIRECTORS OF THE COMPANY

     During the 1998 fiscal year there were four meetings of the Company's Board of Directors. All directors attended at least 75% of the total number of Board and committee meetings for which they were eligible.

     The Audit Committee met three times during the 1998 fiscal year for the purposes of reviewing with the independent auditors of the Company the scope and thoroughness of the auditors' examination and considering recommendations of the independent auditors. It also recommended to the Board of Directors the appointment of independent auditors for the year and reviewed the sufficiency of the Company's system of internal controls with the financial officers, the independent auditors, and, to the extent the Committee deemed necessary, legal counsel.

     The Executive Compensation Committee met three times during the 1998 fiscal year for the purposes of fixing the compensation of executives of the Company, administering the Company's restricted stock bonus and stock option programs, and considering employee benefit programs generally.

     The Nominating Committee met once during the 1998 fiscal year. This Committee is responsible for recommending to the Board of Directors nominees for election as directors. The Committee will consider suggestions forwarded by shareholders to the secretary of the Company concerning qualified candidates for election as directors.

     Directors of the Company who are not also employees are compensated for services as a director on the basis of $24,000 per year, plus $1,000 per year ($3,000 per year for the chairman) for each committee on which the director serves. Directors may elect to receive all or 50 percent of the cash portion of their annual retainer and committee fees, if any, in the form of units under the Company's Nonemployee Director Stock Plan. All units, together with dividends credited thereon, are paid out in the form of Class A Common Shares upon termination of service as a director.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Executive Compensation Committee of the Board of Directors (the "Committee") is composed of three independent, nonemployee directors and is responsible for establishing the levels of compensation and benefits for executive officers of the Company. The Committee evaluates the Company's performance and the compensation paid to its executive officers on an ongoing basis.

COMPENSATION PHILOSOPHY
-----------------------

     The Committee believes that an effective executive compensation program must have two parts. First, it should have a cash component that is competitive enough to retain highly-qualified executives, while providing performance-based incentives. The Committee believes that the Company's base salary structure and Management Incentive Plan bonuses combine to meet these requirements.

     The second part of the program, in the opinion of the Committee, should be equity-based in order to provide long-term incentives and ensure that management's long-term interests are aligned with those of other shareholders. The equity-based components of the compensation program are provided by the Restricted Stock Bonus Plan and the 1987 Stock Option Plan. The proposed 1998 Equity and Performance Incentive Plan will also provide, if approved, an equity-based element that will eventually take the place of both the Restricted Stock Bonus Plan and the 1987 Stock Option Plan. See "Proposal to Approve 1998 Equity and Performance Incentive Plan."

SALARIES
--------

     Base compensation for all salaried positions in the Company, including executive officers, is determined by reference to individual performance and position within the salary range for the particular job classification. The salary ranges and classifications have been developed by the Company's human resources department with assistance from outside consultants who help ensure that the overall salary structure is competitive. The Company's goal with regard to salaries and compensation is to provide a structure that is competitive with other comparably sized manufacturing companies. Over 300 companies are used for comparison purposes and many of them are included in the Standard & Poor's Food Group Index (see the total shareholder return graph presented elsewhere in the proxy statement). Included in the comparison group are such companies as Campbell Soup Company, General Mills, Inc., Kellogg Company, Mars, Inc., McCormick & Company, Inc., Nestle USA, Inc., Ralston Purina Company, Sara Lee Corporation, and Wm. Wrigley Jr. Company.

     Generally, the Company targets its salary ranges at approximately the fiftieth percentile. It then adjusts the ranges to account for the fact that most of the comparison companies are significantly larger than the Company. Overall, the Committee believes that the Company's compensation structure rewards its employees appropriately and is sufficiently competitive to retain key employees.

     Although the salary ranges for the executive officers are recommended by the human resources department based on its own research and the advice of outside consultants, those ranges are regularly reviewed by the Committee and are subject to its approval, as are any changes to an officer's salary grade level.

     Management's recommendations for executive officers usually are submitted to the Committee for consideration at its April meeting. Those recommendations generally are based upon the salary increase guidelines that have been determined by management for all corporate salaries as part of the planning and budgeting process for the coming fiscal year. The average of the salary increases granted to members of the officer group for 1998 was consistent with those guidelines.

     At this time, no single individual in the Company is designated as chief executive officer. Paul Smucker, the chairman of the executive committee, is the most senior member of management. At Mr. Smucker's request, his salary for the 1998 fiscal year was reduced by $100,000 (approximately 29 percent), and the salaries of Tim Smucker, the Company's chairman, and Richard Smucker, the Company's president, were increased by $40,000 (11 percent) and $49,000 (14 percent), respectively. These adjustments were consistent with the ongoing reallocation of operating responsibilities within the Company from Paul Smucker to Tim and Richard Smucker. The changes in salary for Paul, Tim and Richard Smucker were acted upon by the Committee in January 1997 and became effective in August 1997. No changes in their respective salaries were made at the April 1998 meeting of the Committee and none are expected to be made with respect to the 1999 fiscal year.

     Factors considered when assessing executive officers' performance for compensation purposes (including Paul Smucker, Tim Smucker, and Richard Smucker) include (in no particular order) the Company's sales and earnings results, market share gains, whether the Company's business plan and strategic goals are being met, and individual performance evaluations. None of these factors, however, is necessarily weighed more heavily than another.

MANAGEMENT INCENTIVE PLAN
-------------------------

     The Company maintains a management incentive program designed to recognize key management members based on their individual performance and their contribution to the achievement of Company objectives. A target award is set for each participant based on salary grade level and competitive award levels for similarly situated individuals at comparable manufacturing companies (basically the same companies used in establishing base salary ranges). The actual award given, if any, is based on personal performance, the Company's performance to its earnings goal for the year and, if the participant is part of a strategic business area, that area's performance to its profit goal. No awards are given if the Company does not meet minimum performance standards, and the maximum award a participant may receive is limited to twice the target award.

     After the end of each fiscal year, management presents the Committee with a summary and recommendation for management incentive bonuses. The presentation includes (i) information on the Company's performance for the fiscal year just ended (earnings per share for the year with a comparison to the prior year and to the Company's plan, and operating margins for the strategic business areas),
(ii) awards to each individual in the plan in the prior three years, (iii) current salary, salary range, and target award information, and (iv) a specific recommendation based on all of the foregoing. The Committee then reviews the information and recommendations with management and makes a decision as to which recommendations to accept and whether any should be modified.

     The management incentive awards for Paul Smucker, Tim Smucker, and Richard Smucker each year are made based on the same factors as those used for other members of the Management Incentive Plan. No recommendation is made by management concerning the individual portion of their awards; that amount is determined by the Committee based on its appraisal of individual performance.

     The Company's earnings results for fiscal 1998 significantly exceeded both the prior year's results and the profit plan. As a result, the incentive plan awards based on corporate performance (including those given to Paul, Tim, and Richard Smucker) were higher than in the previous year. The amount of the incentive awards based on corporate performance is determined by a mathematical calculation, the elements of which are the same for all participants, including Paul, Tim, and Richard Smucker.

     The total incentive plan award for each of Paul, Tim, and Richard Smucker includes an amount, in addition to the portion calculated on corporate performance, that is related to individual performance. This individual performance award is based on the Committee's assessment of their individual contributions in assisting the Company to achieve its earnings and other goals. Although the Company's overall results for the year were very good, there were certain areas of the Company's performance in which there were, in the Committee's view, still challenges and room for further improvement. As a result, the individual performance awards made to Paul, Tim, and Richard Smucker (as well as to the Company's other officers), while still higher than those made last year, were somewhat less than what could have been awarded under the plan based on overall corporate performance.

RESTRICTED STOCK BONUS PLAN
---------------------------

     The Company's Restricted Stock Bonus Plan was implemented in 1981 based on the Board of Director's determination that such a plan would help the Company to attract and retain key senior managers and would give those managers a personal interest in the Company as a shareholder. The restrictions on shares awarded under this plan lapse by not later than the fourth anniversary of the award. Awards under the plan are normally considered every other year. No awards were made with respect to the 1998 fiscal year.

STOCK OPTION PLAN
-----------------

     The J. M. Smucker 1987 Stock Option Plan was enacted for two reasons. It was determined by the Board of Directors that the ability of the Company to provide the benefits of such a plan was an important element in ensuring that the Company's overall compensation program for its key managers remained competitive. Also, the Board believed that the added long-term incentives provided by the plan would be beneficial to both the Company and its shareholders. Participants in the plan include both executive officers and other key managers.

     Awards under the plan are considered annually and are made by the Committee following a review of the recommendations of management. Target grant levels are determined for individual participants based on salary grade level and a determination by the Company's human resources department of the prevailing competitive award levels for comparably situated individuals at other comparable manufacturing companies. The companies considered are largely the same as those used in establishing base salary ranges. Individual performance and the performance of the Company are also considered in establishing each proposed award. Although all of these factors are considered in making an award, no specific weight is assigned to them, and the relative importance of each factor may vary from participant to participant. The Committee does not specifically consider the total number of options held by a participant in determining the size of a new award, but information with regard to all previous awards is presented to and reviewed by the Committee when awards are made.

     The options awarded to executive officers during fiscal 1998 generally were for amounts slightly lower than the prior year's awards and were consistent with the Company's relatively conservative award guidelines.

     The Committee has considered the potential impact on the Company's compensation plans of the $1,000,000 cap on deductible compensation under
Section 162(m) of the Internal Revenue Code, which was enacted as part of the Omnibus Budget Reconciliation Act of 1993. The Committee has determined that the cap did not affect the Company in fiscal 1998. The Committee's present intention is to comply with Section 162(m). It will, however, review the matter periodically to assess the impact of the cap on the Company's compensation practices and structure. If the proposed 1998 Equity and Performance Incentive Plan is approved, future stock option awards under that plan can be made to qualify as deductible compensation under Section 162(m). See "Proposal to Approve 1998 Equity and Performance Incentive Plan."

     The Committee believes that the Company's compensation plans and practices are sound and well-considered. The level of compensation provided to the executive officers is appropriately related to both the competitive market and the historic and current performance of the Company.

The Committee in the future will continue to focus on these factors and on maintaining a compensation system that will encourage maximization of long-term shareholder value.

                                          EXECUTIVE COMPENSATION COMMITTEE

                                          Charles S. Mechem, Jr., Chairman
                                          Russell G. Mawby
                                          William H. Steinbrink

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the compensation over the past three fiscal years for the Chairman and the other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM COMPENSATION
                                                                                    ---------------------------------------
                                                    ANNUAL COMPENSATION                             AWARDS
                                          ---------------------------------------   ---------------------------------------
                                                                         OTHER      RESTRICTED
                                                                        ANNUAL         STOCK                     ALL OTHER
                                                                        COMPEN-       AWARDS        OPTIONS       COMPEN-
  NAME AND PRINCIPAL POSITION     YEAR    SALARY ($)     BONUS ($)    SATION ($)      ($)(1)        (#)(2)      SATION ($)
  ---------------------------     ----    ----------     ---------    ----------    ----------      -------     ----------
Timothy P. Smucker,               1998     $390,000      $358,000            --      $      0       27,000         8,197(3)
Chairman                          1997      366,923       157,200            --       136,500       30,000         7,605
                                  1996      366,923         7,200            --             0       15,000         7,547

Richard K. Smucker,               1998      387,750       358,000            --             0       27,000         8,293(3)
President                         1997      357,750       157,020            --       136,500       30,000         7,605
                                  1996      357,750         7,020            --             0       15,000         7,397

Paul H. Smucker, Chairman         1998      275,000       225,000            --             0       27,000         6,803(3)
of the Executive Committee        1997      356,731       150,000            --       136,500       30,000         7,605
                                  1996      356,731             0            --             0       15,000         7,272

Robert R. Morrison, Vice          1998      200,500       151,920            --             0        8,000         8,095(3)
President-Operations(4)           1997      196,000        67,920            --        68,250       10,000         7,665
                                  1996      190,000        28,800            --             0       10,000         7,460

Fred A. Duncan, Vice              1998      161,039       114,160            --             0        8,000         8,111(3)
President and General Manager,    1997      150,846        82,960            --        51,188       10,000         7,658
Industrial Market                 1996      145,750        17,860            --             0       10,000         7,487

---------------

(1) The Company's Restricted Stock Bonus Plan was implemented in 1981. Shares awarded under the plan are entitled to dividends at the same rate and on the same terms as unrestricted shares of the same class. The aggregate number and value of restricted shares held by the individuals listed above, valued as of April 30, 1998 are as follows: Timothy P. Smucker, 9,000 Class A and 9,000 Class B shares ($438,188); Richard K. Smucker, 9,000 Class A and 9,000 Class B shares ($438,188); Paul H. Smucker, 9,000 Class A and 9,000 Class B shares ($438,188); Robert R. Morrison, 4,000 Class A and 4,000 Class B shares ($194,750); and Fred A. Duncan, 2,500 Class A and 2,500 Class B shares ($121,719).

(2) Of the options awarded, one-half are for Class A shares and one-half are for Class B shares. The Company does not award stock appreciation rights (SARs).

(3) These amounts represent contributions by the Company on behalf of the individual indicated under the Company's 401(k) Savings Plan and the value of allocations during the year under the Company's Employee Stock Ownership Plan. The specific breakdown for each individual (401(k) amounts first, followed by ESOP allocations) is as follows: Timothy P. Smucker, $4,942 and $3,255; Richard K. Smucker, $5,038 and $3,255; Paul H. Smucker, $3,548 and $3,255; Robert R. Morrison, $4,840 and $3,255; and Fred A. Duncan, $4,856 and $3,255.

(4) Mr. Morrison has elected to retire as an active employee, effective August 31, 1998. He has agreed to provide consulting services to the Company for a period of two years following his retirement, for which he will receive compensation totaling $206,200. From the date of his retirement, Mr. Morrison also will begin to receive regular fees for his service on the Company's Board of Directors at the rate of $24,000 per annum.

STOCK OPTIONS

     Set forth below is a table summarizing options granted during fiscal 1998 to the officers listed in the Summary Compensation Table under the Company's 1987 Stock Option Plan.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                           ANNUAL RATES OF STOCK
                                                                                          PRICE APPRECIATION FOR
                                  INDIVIDUAL GRANTS                                             OPTION TERM
-------------------------------------------------------------------------------------   ---------------------------
                                                % OF TOTAL      EXERCISE
                                    OPTIONS   OPTIONS GRANTED   OR BASE
                                    GRANTED    TO EMPLOYEES      PRICE     EXPIRATION
          NAME                        (#)     IN FISCAL YEAR     ($/SH)       DATE      0%       5%          10%
          ----                      -------   ---------------   --------   ----------   --       --          ---
Timothy P. Smucker         Class A  13,500          4.5%        25.78125    10/28/07    $0    $ 218,900   $ 554,700
                           Class B  13,500          4.5%        24.31250    10/28/07     0      206,400     523,100
Richard K. Smucker         Class A  13,500          4.5%        25.78125    10/28/07     0      218,900     554,700
                           Class B  13,500          4.5%        24.31250    10/28/07     0      206,400     523,100
Paul H. Smucker            Class A  13,500          4.5%        25.78125    10/28/07     0      218,900     554,700
                           Class B  13,500          4.5%        24.31250    10/28/07     0      206,400     523,100
Robert R. Morrison         Class A   4,000          1.3%        25.78125    10/28/07     0       64,900     164,400
                           Class B   4,000          1.3%        24.31250    10/28/07     0       61,200     155,000
Fred A. Duncan             Class A   4,000          1.3%        25.78125    10/28/07     0       64,900     164,400
                           Class B   4,000          1.3%        24.31250    10/28/07     0       61,200     155,000

---------------

(1) No option granted is transferable except by will or the laws of descent and distribution. Options are exercisable to the extent of one-third of the shares covered by the option after the optionee has been in the continuous employ of the Company or one of its subsidiaries for one full year from the date of grant, and to the extent of an additional one-third after each of the next two years of continuous employment. Options also become immediately exercisable upon the occurrence of certain events related to a change of control of the Company.

     Options exercised by the officers listed in the preceding table during the 1998 fiscal year, along with the number of unexercised options held by such officers at fiscal year-end and the value of their unexercised, in-the-money options, are set forth in the following table.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                             NUMBER OF
                                                                       SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                                                        UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS AT
                                              SHARES                       AT FY-END (#)                 FY-END ($)
                                             ACQUIRED                -------------------------   ---------------------------
                                           ON EXERCISE     VALUE           EXERCISABLE/                 EXERCISABLE/
             NAME                              (#)        REALIZED         UNEXERCISABLE                UNEXERCISABLE
             ----                          ------------   --------         -------------                -------------
Timothy P. Smucker               Class A       4,200      $68,381      121,500        26,000       $350,751       $89,531
                                 Class B       4,200       58,144       63,000        26,000        348,813        99,219
Richard K. Smucker               Class A      10,200      141,694      115,500        26,000        294,876        89,531
                                 Class B      10,200      116,831       57,000        26,000        295,563        99,219
Paul H. Smucker                  Class A       6,000       97,688      123,900        26,000        373,101        89,531
                                 Class B       6,000       83,062       65,400        26,000        370,113        99,219
Robert R. Morrison               Class A       2,400       39,075       40,301         8,999        130,720        35,306
                                 Class B       2,400       33,225       22,301         8,999        132,788        39,887
Fred A. Duncan                   Class A       1,500       18,281       26,201         8,999         91,157        35,306
                                 Class B       1,500       17,156       15,201         8,999         94,925        39,887

PENSION PLAN

     Under The J. M. Smucker Company Employees' Retirement Plan (the "Plan"), retirement benefits are payable to all eligible employees of the Company and its subsidiaries, including officers. The present executive officers of the Company (with one exception), including those named in the Summary Compensation Table, are also eligible upon retirement to receive a benefit from a nonqualified supplemental retirement plan (the "Supplemental Plan"). The amounts set forth in the pension plan table below assume participation in the Supplemental Plan and set forth the estimated annual benefit, computed as a straight-life annuity, payable under the Plan, as amended, at normal retirement (age 65):

                               PENSION PLAN TABLE

                                          YEARS OF SERVICE
                      ---------------------------------------------------------
   REMUNERATION          15          20          25          30          35
   ------------       ---------   ---------   ---------   ---------   ---------
     $125,000         $ 31,000    $ 46,500    $ 46,500    $ 46,500    $ 46,000
      150,000           40,000      59,000      59,000      59,000      59,000
      175,000           49,500      71,500      71,500      71,500      71,500
      200,000           59,000      84,000      84,000      84,000      84,000
      225,000           68,500      96,500      96,500      96,500      96,500
      250,000           77,500     109,000     109,000     109,000     109,000
      300,000           96,500     134,000     134,000     134,000     134,000
      400,000          134,000     184,000     184,000     184,000     184,000
      450,000          152,500     209,000     209,000     209,000     209,000
      500,000          171,500     234,000     234,000     234,000     234,000
      650,000          227,500     309,000     309,000     309,000     309,000
      800,000          284,000     384,000     384,000     384,000     384,000

     The Plan provides a pension based upon years of service with the Company and upon final average pay (average base compensation [i.e., salary only] for the five highest consecutive years during the last ten years of employment). Benefits under the Plan are computed by adding (i) the product of one percent of final average pay up to $30,000 annually times the participant's years of service with the Company, plus (ii) the product of one-half percent of final average pay in excess of $30,000 annually times the participant's years of service with the Company. Benefits under the Supplemental Plan at retirement, based upon years of service (maximum 20 years), are 50 percent of the average total compensation (i.e., all compensation including salary and bonus) for the five highest consecutive years of employment, offset by the benefits derived from the Plan and by 100 percent of the Social Security primary insurance amount.

     Messrs. Paul H. Smucker, Timothy P. Smucker, Richard K. Smucker, Robert R. Morrison, and Fred A. Duncan were credited under the Plan with 58, 28, 25, 37 and 20 full years of benefit service at April 30, 1998.

                         TOTAL SHAREHOLDER RETURN GRAPH

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN*
APRIL 1993 THROUGH APRIL 1998

                                                        J.M.
               MEASUREMENT PERIOD                     SMUCKER                            S&P FOODS
             (FISCAL YEAR COVERED)                    COMPANY           S&P 500            INDEX
4/93                                                        100.00            100.00            100.00
4/94                                                         89.32            105.30             96.63
4/95                                                         89.19            123.57            123.16
4/96                                                         89.84            160.75            144.17
4/97                                                         76.69            200.94            194.52
4/98                                                        109.86            282.99            256.77

 * Total return assumes reinvestment of dividends on a quarterly basis.

                           OWNERSHIP OF COMMON SHARES

     Paul H. Smucker, Strawberry Lane, Orrville, Ohio 44667, is the only person known to the Company to be beneficial owner (as "beneficial" ownership is defined for proxy statement purposes) of more than five percent of the Company's Class A Common Shares outstanding at May 31, 1998. The number and percent of the shares beneficially owned at that date by him, as well as those so owned by each director of the Company, by each officer listed in the Summary Compensation table, and by all of the Company's directors and officers as a group are shown in the following table. Each of the individuals shown has sole voting and investment power with respect to the shares reflected in the table, except as otherwise indicated. Shares shown as beneficially owned include those that may be held either individually, jointly, or pursuant to a trust arrangement.

                                                      CLASS A COMMON SHARES                 CLASS B COMMON SHARES
                                               -----------------------------------   -----------------------------------
                                                NO. OF SHARES        PERCENT OF       NO. OF SHARES        PERCENT OF
                                                 BENEFICIALLY       OUTSTANDING        BENEFICIALLY       OUTSTANDING
                                                    OWNED            SHARES(3)            OWNED              SHARES
                                                -------------       -----------       -------------       -----------
Paul H. Smucker(1)(2)                             2,081,969              14%            1,995,346             13.5%
Kathryn W. Dindo(4)                                   9,274               *                     0
Fred A. Duncan(2)                                    50,791              .4%               32,834               .2%
Elizabeth Valk Long(4)                                2,046               *                     0
Russell G. Mawby(4)                                  13,889               *                 4,200                *
Charles S. Mechem, Jr.(4)                            10,327               *                 1,620                *
Robert R. Morrison(1)(2)                             46,349              .3%               48,660               .3%
Richard K. Smucker(1)(2)                            437,947               3%              324,019              2.2%
Timothy P. Smucker(1)(2)                            439,699               3%              306,851              2.1%
William H. Steinbrink(4)                             12,179               *                     0
Benjamin B. Tregoe, Jr.(4)                           10,946               *                 5,778                *
William Wrigley, Jr.(4)                               9,740               *                     0
23 directors and officers as a group(2)           3,472,117              23%            2,886,960               19%

---------------

*Less than .1%.

(1) Beneficial ownership of shares included in the table is disclaimed by certain of the individuals named as follows: Paul H. Smucker, 941,012 Class A and 939,636 Class B Common Shares; Robert R. Morrison, 400 Class B Common Shares; Richard K. Smucker, 144,640 Class A and 143,704 Class B Common Shares; and Timothy P. Smucker, 140,793 Class A and 140,325 Class B Common Shares. The individuals named do not have voting or investment power with respect to such disclaimed shares, except that (i) Paul H. Smucker has sole voting power with respect to 726,020 Class A Common Shares owned by an irrevocable trust; and (ii) Paul H. Smucker, Timothy P. Smucker, and Richard
    K. Smucker each have shared voting and investment power with respect to 106,900 Class A Common Shares and shared investment power with respect to 106,900 Class B Common Shares owned by the Willard E. Smucker Foundation, of which each of them is a member and a trustee. Although the shares of the Willard E. Smucker Foundation are included in the beneficial ownership of each of Paul, Tim, and Richard Smucker, those shares have been counted only once in the total of the directors and officers as a group.

(2) Includes shares covered by outstanding options exercisable within 60 days, as follows: Paul H. Smucker, 123,900 Class A and 65,400 Class B Common Shares; Timothy P. Smucker, 121,500 Class A and 63,000 Class B Common Shares; Richard K. Smucker, 115,500 Class A and 57,000 Class B Common Shares; Fred A. Duncan, 26,201 Class A and 15,201 Class B

    Common Shares; Robert R. Morrison, 40,301 Class A and 22,301 Class B Common Shares; and all directors and officers as a group, 695,354 Class A and 375,454 Class B Common Shares.

(3) Because under the Company's Amended Articles of Incorporation shareholders may be entitled to cast ten votes per share with regard to certain Class A Common Shares and only one vote per share with regard to others, there may not be a correlation between the percent of outstanding Class A Common Shares owned and the voting power represented by those shares. The total voting power of all the Class A Common Shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership on shares not held as of record in the names of individuals. Based on the calculation of total voting power as of the 1997 Annual Meeting, the Class A Common Shares shown in the above table as owned by the directors and officers as a group would represent approximately 42.6 percent of the Company's total voting power. No individual named in the above table would be able to cast votes representing more than one-tenth of one percent of the total voting power except Paul H. Smucker (31%), Timothy
    P. Smucker (5.1%), Richard K. Smucker (5.1%), and Fred A. Duncan (.4%).

(4) Includes Class A Shares held for the benefit of the individual named under the terms of the Company's Nonemployee Directors Stock Plan, as follows:
    Elizabeth Valk Long, 2,046 shares; Kathryn W. Dindo, 7,724; Russell G. Mawby, 9,689 shares; Charles S. Mechem, Jr., 8,707 shares; William H. Steinbrink, 9,479 shares; Benjamin B. Tregoe, Jr., 9,619 shares; and William Wrigley, Jr., 8,601 shares. The shares indicated are held in trust for the directors named and are voted pursuant to their direction.

     The Company has entered into agreements with Paul H. Smucker and members of his immediate family (including Timothy P. Smucker and Richard K. Smucker), with Mrs. H. Ray Clark (Paul Smucker's sister) and members of her immediate family, and with all executive officers of the Company relating to the disposition of Common Shares held by them. These shareholders are the beneficial owners of an aggregate of 4,107,996 Class A Common Shares (approximately 27 percent of the class) and 3,595,914 Class B Common Shares (approximately 24 percent of the class), of which 3,403,716 Class A and 2,875,362 Class B Common Shares are included in the above table. Under the agreements, which have no expiration date, the Company has a purchase option with respect to any proposed transfers of these Common Shares, except for certain gifts and bequests to or for the benefit of family members and for sales pursuant to any offer, merger, or similar transaction that is approved or recommended by the Company's Board of Directors. The agreements provide that the purchase rights thereunder may be assigned by the Company to the Company's ESOP or any other employee benefit plan of the Company. The agreements reflect the practice followed by the Company for a number of years of providing for the purchase of Common Shares at prices at or somewhat below market with the effect of establishing a method for the orderly disposition of blocks of shares that could not otherwise be readily absorbed by the public market. The shares so acquired by the Company have generally been used for purposes of the Company's employee benefit plans, and shares have also been so acquired directly by the ESOP.

     Under the securities laws of the United States, the Company's directors and executive officers are required to report their initial ownership of Common Shares and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Due dates for those reports are specified by those laws, and the Company is required to disclose in this proxy statement any failure to file by the required dates. All of the filing requirements were satisfied except for (i) an erroneous filing by Steven Ellcessor, which was later corrected, and (ii) filings reflecting stock option awards to officers of the Company were made three days late. For purposes of these disclosures, the Company has relied solely on written representations of its reporting persons and on copies of the reports that those persons have filed with the Securities and Exchange Commission.

         PROPOSAL TO APPROVE 1998 EQUITY AND PERFORMANCE INCENTIVE PLAN

GENERAL

     For many years, the Company has provided equity-based incentives to senior management and other key employees through its Restricted Stock Bonus Plan and 1987 Stock Option Plan. Since adoption of the Restricted Stock Bonus Plan in 1979, 416,000 Class A and 373,000 Class B shares have been awarded and vested under that Plan through April 30, 1998. As of that date, there were 59,500 Class A and 59,500 Class B shares subject to unvested awards, and 44,100 Class A and 87,100 Class B shares remained available for award under the Plan. Since adoption of the 1987 Stock Option Plan, 87,898 Class A and 84,598 Class B shares have been issued upon the exercise of options through April 30, 1998. As of that date, 1,318,236 Class A and 862,236 Class B shares were subject to outstanding options, and 193,866 Class A and 653,166 Class B shares remained available for award. (The foregoing figures reflect adjustments for stock splits and the 1991 Class A and B reclassification.)

     The Company wishes to continue its stock incentive programs, while providing more flexibility in the types of share awards authorized for grant. In particular, the Company wishes to provide a more flexible framework for awards that incorporate performance criteria.

     In order to achieve these objectives, the Board of Directors has adopted the 1998 Equity and Performance Incentive Plan (the "Plan"), subject to approval at the Annual Meeting. The Plan affords the Board and the Compensation Committee the ability to design compensatory awards that are responsive to the Company's needs. It includes authorization not only for stock options and restricted stock, which may include performance criteria, but also stock appreciation rights, deferred shares, and performance shares and performance units.

     A summary of the Plan is set forth below. The full text of the Plan is annexed to this Proxy Statement as Appendix A, and the following summary is qualified in its entirety by reference to Appendix A. Capitalized terms not otherwise defined in the summary are used with the same meanings as in the Plan.

SUMMARY OF THE PLAN

     Shares Available Under the Plan. Subject to adjustment as provided in the Plan, the number of Common Shares that may be issued or transferred

  (i)      upon the exercise of Option Rights or Appreciation Rights;
 (ii)      as Restricted Shares (which subsequently vest);
(iii)      as Deferred Shares;
 (iv) in payment of Performance Shares or Performance Units that have been earned; and
  (v) in payment of dividend equivalents paid with respect to awards made under the Plan;

shall not exceed in the aggregate 1,400,000 Common Shares (700,000 of which are Class A Common Shares and 700,000 of which are Class B Common Shares), plus any shares relating to awards that expire, are forfeited, or transferred as payment of the Option Price or in satisfaction of any withholding amount. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     Of the aggregate 1,400,000 Common Shares referred to above, the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options ("ISO") may not exceed 700,000 Class A Common Shares and 700,000 Class B Common Shares, respectively. The aggregate number of Common Shares issued or transferred as Restricted Shares and Deferred Shares, in the aggregate, may not exceed 225,000 Class A Common Shares and 225,000 Class B Common Shares, respectively. No Participant may be granted more than 500,000 Restricted Shares in any period of five years. Further, no Participant may be granted Option Rights and Appreciation Rights, in the aggregate, for more than 600,000 Common Shares during any period of three years. In no event may any Participant receive an award of Performance Shares or Performance Units in any calendar year having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000. The restrictions just described are subject to adjustments as provided in the Plan.

     Restricted Shares. A grant of Restricted Shares involves the immediate transfer by the Company to a Participant of ownership of a specific number of Common Shares in consideration of the performance of services. The Participant is entitled immediately to voting, dividend, and other ownership rights in such shares to the extent such rights are provided to other holders of shares of the same class. The transfer may be made without additional consideration or in consideration of a payment by the Participant that is at or less than then-current Market Value per share, as the Board may determine.

     Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of I.R.C. Section 83 for at least three years. An example would be a provision that the Restricted Shares would be forfeited if the Participant ceased to serve the Company as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions continue. The Board may provide for a shorter period during which the forfeiture provisions apply in the event of a Change in Control.

     Any grant of Restricted Shares may specify Management Objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant must also specify in respect of such specified Management Objectives a minimum acceptable level of achievement and must set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above a minimum level, but below full achievement of the specified Management Objectives.

     Deferred Shares. A grant of Deferred Shares constitutes an agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify. During the Deferral Period, the Participant has no right to transfer any rights under his or her award and no right to vote such shares, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by such Participant that is at or less than the Market Value per share at the date of award.

     Deferred Shares must be subject to a Deferral Period of at least one year, as determined by the Board at the date of the award, except that the Board may provide for a shorter Deferral Period in the event of a Change in Control.

     Performance Shares and Performance Units. A Performance Share is the equivalent of one Common Share and a Performance Unit is the equivalent of $1.00. A Participant may be granted any number of Performance Shares or Performance Units, subject to the limitations described above under Available Shares. The Participant will be given one or more Management Objectives to meet within a specified period (the "Performance Period"). The specified Performance Period must be a period of time not less than three years, except in the case of a Change in Control, if the Board shall so determine. A minimum level of acceptable achievement will also be established by the Board. If by the end of the Performance Period, the Participant has achieved the specified Management Objectives, the Participant will be deemed to have fully earned the Performance Shares or Performance Units. If the Participant has not achieved the Management Objectives, but has attained or exceeded the predetermined minimum level of acceptable achievement, the Participant will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the Participant at the time and in the manner determined by the Board in cash, Common Shares or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Shares on a current, deferred, or contingent basis.

     Management Objectives. The Plan requires that the Board establish "Management Objectives" for purposes of Performance Shares and Performance Units. When so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares, and dividend credits may also specify Management Objectives. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual Participant or subsidiary, division, department, or function within the Company or a subsidiary in which the Participant is employed. Management Objectives applicable to any award to a Participant who is, or is determined by the Board likely to become, a Covered Employee, shall be limited to specified levels of or growth in:

 (i)      cash flow/net assets ratio;
 (ii)     debt/capital ratio;
 (iii)    return on total capital;
 (iv)     return on equity;
 (v)      return on assets;
 (vi)     earnings per share;
 (vii)    revenue;
 (viii)   total return to shareholders; and
 (ix)     margin performance.

Except where a modification would result in an award no longer qualifying as performance-based compensation within the meaning of I.R.C. Section 162(m), the Board may modify such Management Objectives, in whole or in part, as the Board deems appropriate and equitable.

     Eligibility. Officers and other key employees of the Company and its subsidiaries may be selected by the Board to receive benefits under the Plan. Certain employees of subsidiaries of the Company will also be eligible to receive awards under the Plan.

     Option Rights. Option Rights may be granted which entitle the Optionee to purchase Common Shares at a price not less than fair market value at the time of the award. As of July 6, 1998, the closing prices of the Class A and Class B shares were $24 15/16 and $24 1/4, respectively. The Option Price is payable:

 (i)       in cash at the time of exercise;
 (ii) by the transfer to the Company of nonforfeitable, unrestricted Common Shares owned by the Optionee for at least six months having a value at the time of exercise at least equal to the Option Price;
 (iii) by surrender of any other award under the Plan having a value at the time of exercise at least equal to the Option Price; or
 (iv)      a combination of such payment methods.

The Plan permits payment upon the exercise of Option Rights by means of the delivery of Common Shares owned by the Optionee for at least six months, either in partial or full satisfaction of the exercise price.

     Any grant of Option Rights may provide for deferred payment of the Option Price from the proceeds of sale through a broker of some or all of the Common Shares to which the exercise relates.

     The Board may, at or after the Date of Grant of any Option Rights (other than the grant of an ISO), provide for the payment of dividend equivalents to the Optionee on a current, deferred, or contingent basis or may provide that such equivalents be credited against the Option Price.

     No Option Right shall be exercisable more than ten years from the Date of Grant. Each grant must specify the period of continuous employment with the Company or any subsidiary that is necessary before the Option Rights will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control. Successive grants may be made to the same Optionee whether or not Option Rights previously granted remain unexercised. Any grant of Option Rights may specify Management Objectives (as described above) that must be achieved as a condition to exercise of such rights.

     Appreciation Rights. An Appreciation Right is a right, exercisable by surrender of the related Option Right (if granted in tandem with Option Rights) or by itself (if granted as a Free-Standing Appreciation Right), to receive from the Company an amount equal to 100%, or such lesser percentage as the Board may determine, of the spread between the strike price (or Option Price if Tandem Appreciation Right) and the then-current value of the Common Shares. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares, or in any combination thereof, and may either grant to the Optionee or retain in the Board the right to elect among those alternatives.

     Any grant may specify that such Appreciation Right may be exercised only in the event of a Change in Control. Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

     Each such Appreciation Right will become exercisable upon terms similar to the Option Rights granted to management. Each such Appreciation Right granted under the Plan will expire ten years from the Date of Grant, unless subject to earlier termination pursuant to the Plan. Common Shares acquired upon the exercise of these Appreciation Rights may not be transferred for one year.

     Administration and Amendments. The Plan is to be administered by the Board, except that the Board has the authority under the Plan to delegate any or all of its powers under the Plan to a committee (or subcommittee thereof) consisting of not less than three Non-Employee directors.

     The Board is authorized to interpret the Plan and related agreements and other documents. The Board may make awards to other officers and key employees under any or a combination of all of the various categories of awards that are authorized under the Plan, or in its discretion, make no awards. The Board may amend the Plan from time to time without further approval by the shareholders of the Company except where required by applicable law or specific rules or regulations of a national securities exchange. The Company reserves authority to offer similar or dissimilar benefits under plans that do not have shareholder approval.

     The Board may provide for special terms for awards to Participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom.

     The Board may not, without the further approval of the Company's shareholders, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right may be canceled and replaced with awards having a lower Option Price without further approval of the Company's shareholders.

     Transferability. Except as otherwise determined by the Board, no Option Right or Appreciation Right or other derivative security is transferable by an Optionee or recipient except upon death, by will, or pursuant to the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights are exercisable during the Optionee's or recipient's lifetime only by him or her or his or her legal guardian or representative.

     The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon exercise of Option Rights or Appreciation Rights, upon termination of the Deferral Period applicable to Deferred Shares, or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of the Plan, shall be subject to further restrictions on sale or transfer.

     Adjustments. The maximum number of shares that may be issued and delivered under the Plan, the number of shares covered by outstanding Option Rights and Appreciation Rights, and the prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of the Plan as the Board may determine appropriate to reflect any transaction or event described above.

     Change in Control. A definition of "Change in Control" has been specifically included in the Plan, which definition can be found in the full text of the Plan attached hereto as Appendix A.

     Plan Benefits. Since the awards under the Plan are discretionary, it is not possible to determine specific amounts that may be awarded in the future under the Plan. For information about awards during recent years under the Restricted Stock Bonus Plan and 1987 Stock Option Plan, please refer to the tables on pages 8 and 9.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be complete and does not describe state or local tax consequences.

 TAX CONSEQUENCES TO PARTICIPANTS

     Non-qualified Stock Options. In general, (i) no income will be recognized by an Optionee at the time a non-qualified Option Right is granted; (ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the Optionee in an amount equal to the difference between the Option Price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an Optionee upon the grant or exercise of an ISO. If Common Shares are issued to the Optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such Optionee within two years after the Date of Grant or within one year after the transfer of such shares to the Optionee, then upon sale of such shares, any amount realized in excess of the Option Price will be taxed to the Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If Common Shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the Optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the Option Price paid for such shares. Any further gain (or loss) realized by the Participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Appreciation Rights. No income will be recognized by a Participant in connection with the grant of a Tandem Appreciation Right or a Free-Standing Appreciation Right. When the Appreciation Right is exercised, the Participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Common Shares received on the exercise.

     Restricted Shares. The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the Participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of I.R.C. Section 83 ("Restrictions"). However, a recipient who so elects under I.R.C. Section 83(b) within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares generally will be treated as compensation that is taxable as ordinary income to the Participant.

     Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted Common Shares on the date that such shares are transferred to the Participant under the award (reduced by any amount paid by the Participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performance Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted Common Shares received.

 TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

     To the extent that a Participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the Participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of I.R.C. Section 280G, and is not disallowed by the $1,000,000 limitation on certain executive compensation under I.R.C. Section 162(m). The Plan is designed to permit (but not require) the Committee to grant awards that will qualify as performance-based compensation that is excluded from the limitation in Section 162(m).

VOTE REQUIRED TO APPROVE THE 1998 EQUITY AND PERFORMANCE INCENTIVE PLAN

     A favorable vote of the majority of votes cast on the matter is necessary for approval of the Plan.

                   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE
                        FOR THE ADOPTION OF PROPOSAL 2.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Ernst & Young LLP has been appointed as the Company's independent auditors for the fiscal year ending April 30, 1999, subject to ratification by the shareholders. Ernst & Young LLP has served as the Company's independent auditors since 1955.

     A representative of Ernst & Young LLP is expected to be present at the meeting with an opportunity to make a statement if so desired and to respond to appropriate questions with respect to that firm's examination of the Company's financial statements and records for the fiscal year ended April 30, 1998.

     In the event of a negative vote on ratification, the selection will be reconsidered.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended April 30, 1998, was mailed to each shareholder on or about July 13, 1998.

                           1999 SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for next year's Annual Meeting of Shareholders is expected to be March 15, 1999.

                         VOTING RIGHTS OF COMMON SHARES

     Class A Common Shares generally entitle the holders thereof to vote on all matters properly submitted to the shareholders of the Company. Class B Common Shares have no voting rights, except as otherwise required under the Ohio General Corporation Law in certain limited circumstances.

     The Company's current Amended Articles of Incorporation generally provide that each Class A Common Share entitles the holder thereof to ten votes on each matter to be considered at any meeting of shareholders, except that no holder is entitled to exercise more than one vote on any such matter in respect of any Class A Common Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the record date for the meeting. Thus, after a person or group of persons having beneficial ownership of specified Class A Common Shares sells such shares or otherwise transfers their beneficial ownership, the new holder of those shares generally will be entitled to one vote per share until the shares have been held without any further change in beneficial ownership for four years. At the expiration of that four-year period, the shareholder then will become entitled to ten votes per Class A Common Share, provided that no further changes in beneficial ownership occur and other applicable conditions are satisfied.

     The express terms of the Class A Common Shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those Class A Common Shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever Class A Common Shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, brokers, nominees, and clearing agencies will be entitled to only one vote per share on Class A Common Shares held of record in their respective names unless proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership. Thus, shareholders who hold Class A Common Shares in "street" name or through any of the other indirect methods mentioned above must submit proof of beneficial ownership to the Company's transfer agent in order to be entitled to exercise ten votes per share. See "Voting by Proxy and Confirmation of Beneficial Ownership."

     The foregoing is merely a summary of the voting terms of the Common Shares and should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those Common Shares as set forth in the Company's current Amended Articles of Incorporation. A copy of the pertinent portions of those express terms is provided with this proxy statement to "street name" and other indirect holders and is available upon request to any other shareholder.

            VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

     To assure that your Class A Common Shares will be represented at the meeting, please complete, sign, and return the enclosed proxy in the envelope provided for that purpose whether or not you expect to attend. Class A Common Shares represented by a valid proxy will be voted as specified. The Company has no knowledge of any other matters to be presented to the meeting, but, in the event other matters do properly come before the meeting, the persons named in the proxy will vote in accordance with their judgment on such matters.

     Any shareholder, without affecting any vote previously taken, may revoke a writing appointing a proxy by a later dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at Strawberry Lane, Orrville, Ohio 44667-0280, Attention -- Secretary) or in open meeting.

     As indicated on the first page of this proxy statement and under "Voting Rights of Common Shares," the number of votes that each shareholder will be entitled to cast at the meeting will depend on whether or not there has been a change in beneficial ownership with respect to each of such holder's Class A Common Shares during the four years preceding the record date of July 6, 1998. The Company has developed procedures regarding the proof that will be required for determinations of beneficial ownership. Specifically, Class A Common Shares held of record in the names of banks, brokers, nominees, and certain other entities are covered by special proxy cards. Those proxy cards have been provided to the record holders for completion by the beneficial owners. The beneficial owner cards include a form of certification as to changes in beneficial ownership. If that certification is not completed, a change in beneficial ownership will be deemed to have occurred with respect to all the Class A Common Shares covered thereby, so that the holder will be entitled to only one vote per share for all those shares.

STEVEN J. ELLCESSOR
Vice President-Administration, Secretary, and General Counsel

By Order of the
Board of Directors

                                   APPENDIX A

                           THE J. M. SMUCKER COMPANY

                   1998 EQUITY AND PERFORMANCE INCENTIVE PLAN

     1. PURPOSE. The purpose of the 1998 Equity and Performance Incentive Plan is to attract and retain consultants, officers and other key employees for The
J. M. Smucker Company, an Ohio corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

     2. DEFINITIONS. As used in this Plan,

     "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

     "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

     "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to
Section 15 of this Plan, such committee (or subcommittee).

     "Change in Control" shall have the meaning provided in Section 11 of this Plan.

     "Class A Common Shares" means Class A Common Shares, without par value, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

     "Class B Common Shares" means Class B Common Shares, without par value, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

     "Common Shares" means Class A Common Shares, Class B Common Shares or both.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Company" means The J. M. Smucker Company, an Ohio corporation.

     "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

     "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

     "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

     "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

     "Director" means a member of the Board of Directors of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee that is intended to comply with Section 162(m) of the Code shall be based on specified levels of or growth in one or more of the following criteria:

    1.   cash flow/net assets ratio;
    2.   debt/capital ratio;
    3.   return on total capital;
    4.   return on equity;
    5.   return on assets;
    6.   earnings per share;
    7.   revenue;
    8.   total return to shareholders; and
    9.   margin performance.

     If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

     "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on The New York Stock Exchange, on the Date of Grant, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of the Common Shares as determined by the Board.

     "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

     "Option Price" means the purchase price payable on exercise of an Option Right.

     "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 of this Plan.

     "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a consultant, an officer, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant.

     "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

     "Plan" means The J. M. Smucker Company 1998 Equity and Performance Incentive Plan.

     "Restricted Shares" means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 6 has expired.

     "Rule 16b-3" means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

     "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

     "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

     "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 5 of this Plan that is granted in tandem with an Option Right.

     "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

     3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 3(b) and Section 10 of this Plan, the number of Class A Common Shares and Class B Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares,
(iv) in payment of Performance Shares or Performance Units that have been earned or (v) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 700,000 Class A Common Shares and 700,000 Class B Common Shares(1), plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

     (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 10 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 700,000 Class A Common Shares and 700,000 Class B Common Shares;

---------------

1Neither figure is to exceed 5% of the shares of the class outstanding on the record date for voting at the meeting at which the Plan is to be presented.

(ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 600,000 Common Shares during any period of 3 years;
(iii) the number of shares issued as Restricted Shares and Deferred Shares shall not in the aggregate exceed 225,000 Class A Common Shares and 225,000 Class B Common Shares.

     (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000.

     4. OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each grant shall specify the number and class of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this plan.

          (b) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify whether the Option Price shall be payable
     (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least 6 months (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

          (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of
     (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (f) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (g) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control.

          (h) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (i) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

          (j) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

          (k) The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

          (l) No Option Right shall be exercisable more than 10 years from the Date of Grant.

          (m) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

     5. APPRECIATION RIGHTS. (a) The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

     (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

          (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

          (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control.

          (v) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

          (vii) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     (c) Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

     (d) Regarding Free-standing Appreciation Rights only:

          (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

          (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; and

          (iii) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than 3 years to be determined by the Board at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control.

          (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

          (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be Subject to the same restrictions as the underlying award.

          (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. The Board may require that certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares. Such Shares shall bear an appropriate legend indicating the nature of the restrictions provided for in this Section.

     7. DEFERRED SHARES. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall be subject to a Deferral Period of not less than 1 year, as determined by the Board at the Date of Grant, and may provide for the earlier lapse or other modification of such Deferral Period in the event of a Change in Control.

          (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

          (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time (not less than 3 years), commencing with the Date of Grant as shall be determined by the Board at the time of grant which may be subject to earlier lapse or other modification in the event of a Change in Control as set forth in the agreement specified in Section 8(g).

          (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

          (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

          (f) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

          (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     9. TRANSFERABILITY. (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

     (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions on transfer.

     10. ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the prices per share applicable to such Option Rights and Appreciation Rights and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

     11. CHANGE IN CONTROL. For purposes of this Plan, except as may be otherwise prescribed by the Board in an agreement evidencing a grant or award made under the Plan, a "Change in Control" shall have occurred if at any time any of the following events shall have occurred:

          (a) A filing pursuant to any federal or state law in connection with any tender offer for shares of the Company (other than a tender offer by the Company);

          (b) The occurrence of or the signing of any agreement for a merger, consolidation, combination (as defined in Section 1701.01(Q), Ohio Revised
     Code), or majority share acquisition (as defined in Section 1701.01(R), Ohio Revised Code) involving the Company and as a result of which the holders of shares of the Company prior to the transaction become, or will become, by reason of the transaction, the holders of such number of shares of the surviving or acquiring corporation as entitle them to exercise less than one-third of the voting power of such corporation in the election of directors;

          (c) The signing of any agreement for the sale of all or substantially all of the assets of the Company;

          (d) The adoption of any resolution of reorganization or dissolution of the Company by the shareholders;

          (e) The occurrence of any other event or series of events, which, in the opinion of the Board of Directors, will, or is likely to, if carried out, result in a change of control of the Company;

          (f) If during any period of two consecutive years, individuals who at the beginning of such period constitute the Directors of the Company cease for any reason to constitute a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors of the Company at the beginning of any such period); or

          (g) The acquisition by any person (including a group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act other than the Company (or any of its Subsidiaries) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the Company's then outstanding voting securities, unless such acquisition is approved by the vote of at least two-thirds of the Directors of the Company then in office.

     12. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

     13. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     14. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     15. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than three Non-Employee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

     (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

     16. AMENDMENTS, ETC. (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or a specific rule of the New York Stock Exchange if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

     (b) The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be canceled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 17(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 10 of this Plan.

     (c) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds

Common Shares subject to any transfer restriction imposed pursuant to Section 9(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

     (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

                                 [MAP PASTEUP]

                                    SMUCKERS
                                      LOGO

Dear Shareholder:

     The enclosed proxy card for Class A Common Shares of The J. M. Smucker Company ("Smucker") is a little different from most proxy cards. It not only permits you to give instructions as to how to vote your Class A Common Shares, but also provides for certification as to how long you have been the beneficial owner of your shares. That certification will determine how many votes you will be entitled to cast at the Annual Meeting to be held on August 18, 1998.

     The number of votes to which you will be entitled depends on whether or not there has been any change since July 6, 1994 (the date which is four years prior to the record date for the Annual Meeting), in the "beneficial ownership" of your Class A Common Shares, as that phrase is defined in Smucker's Amended Articles of Incorporation. Generally speaking, this means that if you own Class A Common Shares that were purchased prior to July 6, 1994, you will be entitled to ten votes for each of those shares. You will have only one vote per share, though, for Class A Common Shares purchased on or after July 6, 1994.

     Even though you have shares acquired on or after July 6, 1994, you may be entitled to ten votes per share under certain circumstances. Those circumstances and other aspects of the voting rights of the holders of Class A Common Shares are governed by the Amended Articles of Incorporation, pertinent portions of which are set forth on the reverse side of this letter. If you have questions, please contact either our Corporate Secretary's office or our Transfer Agent, Harris Trust and Savings Bank. Their addresses and telephone numbers are listed in our Annual Report.

     IT IS IMPORTANT THAT YOU COMPLETE THE CERTIFICATION AND INSTRUCTION ON THE ACCOMPANYING PROXY CARD. IF YOU DO NOT FILL IN THE BLANKS, IT WILL BE ASSUMED THAT ALL THE CLASS A COMMON SHARES REPRESENTED BY YOUR PROXY WERE ACQUIRED ON OR AFTER JULY 6, 1994, AND YOU WILL BE ENTITLED TO ONLY ONE VOTE PER SHARE FOR ALL THOSE SHARES.

                                              /s/ Tim Smucker

                                              TIM SMUCKER
                                              Chairman

                                              /s/ Richard K. Smucker

                                              RICHARD SMUCKER
                                              President

                        EXPRESS TERMS OF CLASS A SHARES

    (a) Each outstanding Class A Share shall entitle the holder thereof to ten votes on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action, other than any matter submitted to the shareholders for purposes solely of Article Fifth hereof; except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any such action; and except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share if the aggregate voting power such holder otherwise would be entitled to exercise as of the date of such a determination (disregarding the voting power of any Class A Shares held by such holder on August 20, 1985 or acquired by such holder in a transaction not involving any change in beneficial ownership by reason of paragraph (c) of this Division II) would constitute one-fifth or more of the voting power of the Company and the holders of the Class A Shares have not authorized the ownership of Class A Shares by such person as and to the extent contemplated by Article Seventh hereof.

    (b) A change in beneficial ownership of an outstanding Class A Share shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such Class A Share, (2) investment power, which includes the power to direct the sale or other disposition of such Class A Share, (3) the right to receive or retain the proceeds of any sale or other disposition of such Class A Share or (4) the right to receive any distributions, including cash dividends, in respect of such Class A Share.

        (A) In the absence of proof to the contrary provided in accordance with the procedures referred to in paragraph (d) of this Division II, a change in beneficial ownership shall be deemed to have occurred whenever a Class A Share is transferred of record into the name of any other person.

        (B) In the case of a Class A Share held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to such procedures that there has been no change in the person or persons who direct the exercise of the rights referred to in clauses (b)(l) through (b)(4) of this Division II with respect to such Class A Share during the period of four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any action (or since August 20, 1985 for any period ending on or before August 19, 1989), then a change in beneficial ownership shall be deemed to have occurred during such period.

        (C) In the case of a Class A Share held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting or in such trustee, agent, guardian or custodian.

        (D) In the case of Class A Shares beneficially owned by a person or group of persons who, after acquiring directly or indirectly the beneficial ownership of five percent of the outstanding Class A Shares, failed to notify the Company of such ownership, a change in beneficial ownership of such Class A Shares shall be deemed to occur on each day while such failure continues.

    (c) Notwithstanding anything in this Division II to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

        (1) any event that occurred prior to August 20, 1985 or pursuant to the terms of any contract (other than a contract for the purchase and sale of Class A Shares contemplating prompt settlement), including contracts providing for options, rights of first refusal and similar arrangements in existence on such date to which any holder of Class A Shares is a party;

        (2) any transfer of any interest in a Class A Share pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing this Article Fourth;

        (3) any change in the beneficiary of any trust, or any distribution of a Class A Share from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specific age, or the creation or termination of any guardianship or custodial arrangement;

        (4) any appointment of a successor trustee, agent, guardian or custodian with respect to a Class A Share if neither such successor has nor its predecessor had the power to vote or to dispose of such Class A Share without further instructions from others;

        (5) any change in the person to whom dividends or other distributions in respect of a Class A Share are to be paid pursuant to the issuance or modification of a revocable dividend payment order; or

        (6) any issuance of a Class A Share by the Company or any transfer by the Company of a Class A Share held in treasury unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer.

    (d) For purposes of this Division II, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Company or, at any time when a transfer agent is acting with respect to the Class A Shares, by such transfer agent on the Company's behalf. Written procedures designed to facilitate such determinations shall be established by the Company and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of the Class A Shares coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of the Class A Shares.

    (e) In the event of any stock split or stock dividend with respect to the Class A Shares, each Class A Share acquired by reason of such split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the Class A Share, with respect to which such Class A Share was distributed, was acquired.

    (f) Each Class A Share, whether at any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical to all other Class A Shares in all respects, and together the Class A Shares shall constitute a single class of shares of the Company.

                               [SMUCKERS LOGO]


                     VOTING PROCEDURES -- BENEFICIAL OWNERS
               CLASS A COMMON SHARES OF THE J. M. SMUCKER COMPANY

To All Banks, Brokers, and Nominees:

     In accordance with the Amended Articles of Incorporation of The J. M. Smucker Company ("Smucker"), shareholders who were holders of Class A Common Shares of record on July 6, 1998, and who acquired Smucker Class A Common Shares prior to July 6, 1994, will be able to cast ten votes per share on those shares at the Annual Meeting to be held on August 18, 1998. Those holders of record who acquired their Class A Common Shares on or after July 6, 1994, are, with certain exceptions, entitled to cast one vote per share on the Class A Common Shares so acquired.

     To enable Smucker to tabulate the voting by beneficial owners of Class A Common Shares held in your name, a special proxy card has been devised in accordance with suggestions made by representatives of brokerage houses and banks. On this card, the beneficial owner will certify the numbers of ten-vote shares and one-vote shares, respectively, he or she is entitled to vote, and will by the same signature give instructions as to the voting of those shares. ALL UNCERTIFIED SHARES, WHETHER INSTRUCTED OR NOT, ARE TO BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON SHARES. The beneficial owner proxy card certification is as follows:

        By signing below, the undersigned:

           (A) instructs that this proxy be voted as marked; and

           (B) certifies that of the total number of Class A Shares represented by this proxy, _______ have been owned since BEFORE July 6, 1994, and _______ were acquired ON OR AFTER July 6, 1994.

         If no certification is made, it will be deemed that ALL
         Class A Common Shares represented by this proxy were acquired on or after July 6, 1994.

     The BROKER'S proxy card has also been designed to accommodate the voting of the Class A Common Shares.

     Please note, you do NOT have to TABULATE, only RECORD the numbers shown on the certification. Please note also that you do NOT certify if you are a broker; the beneficial owner certifies.

     If you are a bank, you may wish to follow your usual procedures and furnish the beneficial owner's proxy card to the beneficial owner for return directly to Smucker's transfer agent. The beneficial owner will then complete the certification before returning the card.

     VOTE ONLY CLASS A COMMON SHARES; SMUCKER CLASS B COMMON SHARES HAVE NO VOTING RIGHTS. BENEFICIAL OWNERS WHO HOLD CLASS B COMMON SHARES ONLY SHOULD NOT RECEIVE PROXY CARDS OR "DEAR SHAREHOLDER" LETTERS; SEND THEM ONLY ANNUAL REPORTS AND PROXY STATEMENTS.

                                  THE J.M. SMUCKER COMPANY

                  THIS PROXY FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                      IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   P         At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY
   R         to be held on August 18, 1998, and at any adjournment, TIMOTHY P.
   O         SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of
   X         them, are hereby authorized to represent me and vote my shares on
   Y         the following:

             1. Election of Directors to the class whose term of office    (change of address and comments)
                will expire in 2001. The nominees of the Board of
                Directors are:                                             ------------------------------------

                Kathryn W. Dindo, Russell G. Mawby, Richard K. Smucker,    ------------------------------------
                and William H. Steinbrink.
                                                                           ------------------------------------
             2. Approval of the 1998 Equity and Performance Incentive
                Plan.                                                      ------------------------------------
                                                                           (If you have written in the above
             3. Ratification of appointment of auditors.                   space, please mark the corresponding
                                                                           box on the reverse side of this
                                                                           card.)


              PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE--            SEE REVERSE
                                     NO POSTAGE NECESSARY                                      SIDE

--------------------------------------------------------------------------------

                                  DETACH CARD

                            THE J.M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

                                      FOR   WITHHELD  FOR ALL
                                      ALL     ALL     EXCEPT:                                               FOR   AGAINST   ABSTAIN
1. Election of Directors --                                     3. Proposal to ratify appointment of        [ ]     [ ]       [ ]
   (see reverse)                      [ ]     [ ]      [ ]          auditors.
   For, except vote withheld from                               THE BOARD OF DIRECTORS RECOMMENDS A
   the following nominee(s):                                    VOTE FOR THE PROPOSALS DESCRIBED IN
                                                                ITEM 2 AND ITEM 3.
   ---------------------------------

                                      FOR   AGAINST   ABSTAIN
2. Approval of the 1998 Equity and                              UNLESS OTHERWISE SPECIFIED BELOW, THIS
   Performance Incentive Plan.                                  PROXY WILL BE VOTED FOR THE ELECTION AS
                                                                DIRECTORS OF THE NOMINEES LISTED ON THE
                                                                REVERSE AND FOR THE PROPOSALS DESCRIBED
                                                                IN ITEM 2 AND ITEM 3.

                                                                                       Change of
                                                                                       Address/Comments     [ ]

                                                                                       Attend Meeting       [ ]

                                                                Dated:                                    , 1998
                                                                      -----------------------------------


                                                                ------------------------------------------------
                                                                Signature(s)


                                                                -------------------------------------------------
                                                                NOTE: Please sign your name as it appears in
                                                                print and in case of multiple or joint ownership,
                                                                all should sign.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY. IF YOU PLAN TO ATTEND THE MEETING, PLEASE MARK THE INDICATED BOX ON YOUR PROXY CARD. ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE IN THE COMMENTS SECTION ON YOUR CARD AND MARK THE CHANGE OF ADDRESS/COMMENTS BOX ABOVE. DUE TO SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS PER SHAREHOLDER ACCOUNT WILL BE PROVIDED.

--------------------------------------------------------------------------------
    PRINTER -- PLEASE PRINT SOLID YELLOW STRIP ACROSS THE TOP OF THIS CARD
V  I     TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE
O  N         J.M. SMUCKER EMPLOYEE SAVINGS PLAN (THE "PLAN").
T  S
I  T     I, the undersigned, as a Participant in or a Beneficiary of the Plan,
N  R     hereby instruct the Trustee to vote (in person or by proxy), in
G  U     accordance with my confidential instructions on the reverse and the
   C     provisions of the Plan, all Class A Common Shares of The J.M. Smucker
   T     Company (the "Company") allocated to my account under the Plan
   I     ("Allocated Shares") as well as a portion of all non-directed shares as
   O     determined in accordance with the terms of the Plan ("Non-directed
   N     Shares"), as of the record date for the Annual Meeting of Shareholders
   S of the Company to be held on August 18, 1998. By completing, signing, and returning this voting instruction card I instruct the Trustee to vote all Allocated Shares as well as all Non-directed Shares of Common Stock the same way. If I wish to vote the Non-directed Shares differently from the Allocated Shares or do not wish to vote the Non-directed Shares at all I will request a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3639.

                1. Election of Directors to the class whose term of office    (change of address and comments)
                will expire in 2001.                                          ------------------------------------
                  The nominees of the Board of Directors are:                 ------------------------------------
                                                                              ------------------------------------
                  Kathryn W. Dindo, Russell G. Mawby, Richard K. Smucker,     ------------------------------------
                and William H. Steinbrink.                                    (If you have written in the above
                2. Approval of the 1998 Equity and Performance Incentive      space, please mark the corresponding
                Plan.                                                         box on the reverse side of this
                3. Ratification of appointment of auditors.                   card.)
                Only one box should be checked for voting your Allocated
                Shares and Non-directed Shares. The trustee will vote any
                shares allocated to your account for which timely
                instructions are not received from you by 12:00 noon August
                14, 1998, in accordance with the Plan.

                         PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED               SEE REVERSE
                                               ENVELOPE--                                        SIDE
                                          NO POSTAGE NECESSARY

--------------------------------------------------------------------------------

                                  DETACH CARD

--------------------------------------------------------------------------------

                                                     THE J.M. SMUCKER COMPANY
                              PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.[]

                                                       FOR  WITHHELD  FOR ALL
                                                       ALL    ALL     EXCEPT:                                 FOR  AGAINST  ABSTAIN
1. Election of Directors --                            []     []       []     3. Proposal to ratify            []    []       []
(see reverse)                                                                 appointment of auditors.
For, except vote withheld from the following
nominees(s):                                                                  THE BOARD OF DIRECTORS RECOMMENDS
                                                                              A VOTE FOR THE PROPOSALS DESCRIBED
                                                                              IN ITEM 2 AND ITEM 3.

-----------------------------------------------------  FOR  AGAINST  ABSTAIN
2. Approval of the 1988 Equity and Performance         []     []       []     UNLESS OTHERWISE SPECIFIED BELOW,
   Incentive Plan.                                                            THIS PROXY WILL BE VOTED FOR THE
                                                                              ELECTION AS DIRECTORS OF THE NOMINEES
                                                                              LISTED ON THE REVERSE AND FOR THE
                                                                              PROPOSALS DESCRIBED IN ITEM 2 AND
                                                                              ITEM 3.


                                                                                           Change of
                                                                                           Address/Comments  []

                                                                                           Dated:__________________________, 1998

                                                                                           ______________________________________
                                                                                           Signature(s)
                                                                                           ______________________________________
                                                                                           NOTE: Please sign your name as it
                                                                                           appears in  print.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------
    PRINTER -- PLEASE PRINT SOLID GREEN STRIP ACROSS THE TOP OF THIS CARD
V  I     TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE
O  N         J.M. SMUCKER EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN").
T  S
I  T     I, the undersigned, as a Participant in or a Beneficiary of the Plan,
N  R     hereby instruct the Trustee to vote (in person or by proxy), in
G  U     accordance with my confidential instructions on the reverse and the
   C     provisions of the Plan, all Class A Common Shares of The J.M. Smucker
   T     Company (the "Company") allocated to my account under the Plan
   I     ("Allocated Shares"), a portion of those unallocated shares held in the
   O     ESOP Suspense Account ("Unallocated Shares"), as well as a portion of
   N     all non-directed shares ("Non-directed Shares") as determined in
   S accordance with the terms of the Plan, as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 18, 1998. By completing, signing, and returning this voting instruction card I instruct the Trustee to vote all Allocated Shares as well as all Non-directed and Unallocated Shares of Common Stock the same way. If I wish to vote the Non-directed and Unallocated Shares differently from the Allocated Shares or do not wish to vote the Non-directed and Unallocated Shares at all I will request a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3639.

                1. Election of Directors to the class whose term of office      (change of address and comments)
                will expire in 2001.                                          ------------------------------------
                  The nominees of the Board of Directors are:                 ------------------------------------
                                                                              ------------------------------------
                  Kathryn W. Dindo, Russell G. Mawby, Richard K. Smucker,     ------------------------------------
                and William H. Steinbrink.                                      (If you have written in the above
                2. Approval of the 1998 Equity and Performance Incentive      space, please mark the corresponding
                Plan.                                                            box on the reverse side of this
                3. Ratification of appointment of auditors.                                  card.)
                Only one box should be checked for voting your Allocated
                Shares, Unallocated Shares and Non-directed Shares. The
                trustee will vote any shares allocated to your account for which timely instructions are not received from you by 12:00 noon August 14, 1998, in accordance with the Plan.

                                                                                            ----------------
                         PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED               SEE REVERSE
                                               ENVELOPE--                                        SIDE
                                          NO POSTAGE NECESSARY                               ---------------

-------------------------------------------------------------------------------
                                 DETACH CARD

--------------------------------------------------------------------------------

                                                     THE J.M. SMUCKER COMPANY
                              PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.[]

                                                       FOR  WITHHELD  FOR ALL
                                                       ALL    ALL     EXCEPT:                                 FOR  AGAINST  ABSTAIN
1. Election of Directors --                            []     []       []     3. Proposal to ratify            []    []       []
(see reverse)                                                                 appointment of auditors.
For, except vote withheld from the following
nominees(s):                                                                  THE BOARD OF DIRECTORS RECOMMENDS
                                                                              A VOTE FOR THE PROPOSALS DESCRIBED
                                                                              IN ITEM 2 AND ITEM 3.

-----------------------------------------------------  FOR  AGAINST  ABSTAIN
2. Approval of the 1988 Equity and Performance         []     []       []     UNLESS OTHERWISE SPECIFIED BELOW,
   Incentive Plan.                                                            THIS PROXY WILL BE VOTED FOR THE
                                                                              ELECTION AS DIRECTORS OF THE NOMINEES
                                                                              LISTED ON THE REVERSE AND FOR THE
                                                                              PROPOSALS DESCRIBED IN ITEM 2 AND
                                                                              ITEM 3.


                                                                                           Change of
                                                                                           Address/Comments  []

                                                                                           Dated:__________________________, 1998

                                                                                           ______________________________________
                                                                                           Signature(s)
                                                                                           ______________________________________
                                                                                           NOTE: Please sign your name as it
                                                                                           appears in  print.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------
    PRINTER -- PLEASE PRINT SOLID BLUE STRIP ACROSS THE TOP OF THIS CARD
                                  THE J.M. SMUCKER COMPANY
                   THIS PROXY FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                      IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P            At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY
R            to be held on August 18, 1998, and at any adjournment, TIMOTHY P.
O            SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of
X            them, are hereby authorized to represent me and vote my shares on
Y            the following:

                      1. Election of Directors to the class whose term of office    (change of address and comments)
                         will expire in 2001. The nominees of the Board of          ------------------------------------
                         Directors are:                                             ------------------------------------
                                                                                    ------------------------------------
                         Kathryn W. Dindo, Russell G. Mawby, Richard K. Smucker,    ------------------------------------
                         and William H. Steinbrink.                                 (If you have written in the above
                      2. Approval of the 1998 Equity and Performance Incentive      space, please mark the corresponding
                         Plan.                                                      box on the reverse side of this
                      3. Ratification of appointment of auditors.                   card.)


                                                                                           ----------------
                         PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED               SEE REVERSE
                                               ENVELOPE--                                        SIDE
                                          NO POSTAGE NECESSARY                             ----------------

-------------------------------------------------------------------------------

                                  DETACH CARD

                            THE J.M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. []

                                               FOR   WITHHELD  FOR ALL
                                               ALL     ALL     EXCEPT:                                         FOR  AGAINST ABSTAIN
1. Election of Directors --                    []      []       []      3. Proposal to ratify appointment of    []    []       []
   (see reverse)                                                        auditors.
   For, except vote withheld from the following
   nominee(s):                                                          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                        THE PROPOSALS DESCRIBED IN ITEM 2 AND 3
---------------------------------------------   FOR  AGAINST ABSTAIN

2. Approval of the 1998 Equity and Performance  []     []       []       BY SIGNING BELOW, THE UNDERSIGNED:
   Incentive Plan.                                                       (A) INSTRUCTS THAT THIS PROXY BE VOTED AS
                                                                         VOTED AS MARKED; AND
                                                                         (B) CERTIFIES THAT OF THE TOTAL NUMBER OF
                                                                         CLASS A SHARES REPRESENTED BY THIS PROXY,
                                                                         --------- HAVE BEEN OWNED SINCE BEFORE JULY
                                                                         6, 1994, AND --------- WERE ACQUIRED ON OR
                                                                         AFTER JULY 6, 1994.
                                                                               IF NO CERTIFICATION IS MADE, IT WILL BE
                                                                               DEEMED THAT ALL CLASS A COMMON
                                                                                                             SHARES COVERED
                                                                                                             BY THIS PROXY
                                                                                                             WERE ACQUIRED
                                                                                                             ON OR AFTER
                                                                                                             JULY 6, 1994.

                                                    Dated:_______________, 1998

                                                    ___________________________
                                                    Signature(s)

                                                    ___________________________
                                                    NOTE: Please sign your name
                                                          as it appears in print
                                                          and, in case of
                                                          multiple or joint
                                                          ownership, all should
                                                          sign.

-------------------------------------------------------------------------------

                             FOLD AND DETACH HERE

  PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD
    ONLY. IF YOU PLAN TO ATTEND THE MEETING, PLEASE WRITE TO THE CORPORATE
     SECRETARY AT STRAWBERRY LANE, ORRVILLE, OHIO 44667-0280 TO REQUEST AN ADMISSION CARD. IF YOUR SHARES ARE NOT HELD IN YOUR NAME, PLEASE FURNISH PROOF
  OF SHAREHOLDER STATUS, SUCH AS A BANK OR BROKERAGE FIRM ACCOUNT STATEMENT. ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE IN YOUR REQUEST FOR AN ADMISSION CARD. DUE TO SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS
                   PER SHAREHOLDER ACCOUNT WILL BE PROVIDED.

 UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW AND FOR THE PROPOSALS DESCRIBED IN ITEM 2 AND ITEM 3.

                            THE J.M. SMUCKER COMPANY

             THIS PROXY FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY to be held on August 18, 1998, and at any adjournment, TIMOTHY P. SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent me and vote my shares on the following:

      1. Election of Directors to the class whose term of office will expire in 2001. The nominees of the Board of Directors are:

        Kathryn W. Dindo, Russell G. Mawby, Richard K. Smucker, and William H.
                                     Steinbrink.

      (INSTRUCTION: In the table on the reverse side indicate the number of shares withheld as to each nominee in the column marked "Against")

      2. Approval of the 1998 Equity and Performance Incentive Plan.

                [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

      3. Proposal to ratify appointment of auditors.

                [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

      4. Any other matter that may properly come before this meeting.

      The Board of Directors recommends a vote for the proposals described in
      Item 2 and Item 3.

 (Continued from the reverse side)

                                                                                                  CLASS A SHARES
                                                                                                  ACQUIRED BY THE
                                                                                                    BENEFICIAL
                                                                                                   OWNERS ON OR
                                         CLASS A SHARES OWNED BY THE BENEFICIAL                    AFTER JULY 6,
                                            OWNERS SINCE BEFORE JULY 6, 1994                           1994
                                 -------------------------------------------------------         -----------------
                                        FOR              AGAINST            ABSTAIN                     FOR
                                 -----------------  -----------------  -----------------         -----------------
                                       (Post number of shares NOT number of votes)                (Post number of
                                                                                                 shares NOT number
                                                                                                     of votes)
1. Directors

   Kathryn W. Dindo              shs.               shs.                                         shs.
   Russell G. Mawby              shs.               shs.                                         shs.
   Richard K. Smucker            shs.               shs.                                         shs.
   William H. Steinbrink         shs.               shs.                                         shs.

2. Approval of the 1998
   Equity and Performance
   Incentive Plan                shs.               shs.               shs.                      shs.

3. Proposal to ratify
   appointment of auditors       shs.               shs.               shs.                      shs.

                                      AGAINST            ABSTAIN
                                 -----------------  -----------------
1. Directors
   Kathryn W. Dindo              shs.
   Russell G. Mawby              shs.
   Richard K. Smucker            shs.
   William H. Steinbrink         shs.
2. Approval of the 1998
   Equity and Performance
   Incentive Plan                shs.               shs.
3. Proposal to ratify
   appointment of auditors       shs.               shs.

                POST ONLY RECORD POSITION; DO NOT TABULATE VOTES

                                               Signed this  _____ date of 1998.

                                               ---------------------------------

                                               ---------------------------------
                                                   Signature of Shareholder

                                               Please sign your name as it
                                               appears in print and, in case of
                                               multiple or joint ownership, all
                                               should sign.

 PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE
                                    NECESSARY